EXHIBIT 10.29

                                                                  EXECUTION COPY

               AMENED[sic] AND RESTATED MASTER FACILITY AGREEMENT

                  AMENED[sic] AND RESTATED MASTER FACILITY AGREEMENT (the "AGREEMENT"), dated as of April 25, 2000, by and between 5TH AVENUE CHANNEL CORP., a Florida corporation (the "COMPANY"), and FUSION CAPITAL FUND II, LLC (together with its assigns, the "BUYER").

                                    WHEREAS:

                  Subject to the terms and conditions set forth herein, the Company has authorized the entering into with the Buyer of up to two Equity Purchase Agreements (each an "EQUITY PURCHASE AGREEMENT" and collectively the "EQUITY PURCHASE AGREEMENTS"), substantially in the form attached hereto as EXHIBIT A, with each Equity Purchase Agreement having an aggregate principal amount of Six Million Dollars ($6,000,000). The principal amount of each Equity Purchase Agreement shall be convertible into shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of each Equity Purchase Agreement.

         NOW THEREFORE, the Company and the Buyer hereby agree as follows:

         1.       ENTRY INTO EQUITY PURCHASE AGREEMENTS.
                  -------------------------------------

                  a. EXECUTION AND DELIVERY OF THE EQUITY PURCHASE AGREEMENTS. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company and the Buyer agree as follows: (i) the execution and delivery of the first Equity Purchase Agreement to be entered into under this Agreement (the "FIRST EQUITY PURCHASE AGREEMENT") shall take place within five
(5) Trading Days (as defined in the last sentence of this Section 1(a)) of the date that the Registration Statement on Form SB-2 referred to in the first sentence of Section 4(a) hereof is declared effective under the Securities Act of 1933, as amended (the "1933 Act") by the United States Securities and Exchange Commission (the "SEC") (the "FIRST CLOSING"); and (ii) the execution and delivery of the second Equity Purchase Agreement to be entered into under this Agreement (the "SECOND EQUITY PURCHASE AGREEMENT") shall take place within five (5) Trading Days of the date that the Registration Statement on Form SB-2 referred to in the second sentence of Section 4(a) hereof is declared effective under the 1933 Act by the SEC (the "SECOND CLOSING"), (each such execution and delivery of an Equity Purchase Agreement, a "CLOSING"). It is agreed and acknowledged by the parties hereto that entering into the Second Equity Purchase Agreement shall be at the option of the Company in its sole discretion until such time as the Company shall have delivered an irrevocable written notice (the "SECOND CLOSING NOTICE") to the Buyer stating that the Company elects to enter into the Second Equity Purchase Agreement under the terms and conditions provided herein. The Second Equity Purchase Agreement may not be entered into until the aggregate principal amount of the First Equity Purchase Agreement is fully converted into Common Stock. The Buyer is not obligated to enter into the Second Equity Purchase Agreement unless the Company has delivered the Second Closing Notice prior to the date that is ten (10) Trading Days following the

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date on which the aggregate principal amount of the First Equity Purchase
Agreement is fully converted into Common Stock. Upon delivery of the Second Closing Notice to the Buyer, subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company and the Buyer shall be obligated to enter into the Second Equity Purchase Agreement. For purposes of this Agreement, "TRADING DAY" shall mean any day on which the Principal Market (as defined in Section 4(d) hereof) is open for customary trading.

                  b. CLOSING DATES. The date of each Closing (each a "CLOSING DATE") shall be within five (5) Trading Days following the date of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) with respect to the Closing of each Equity Purchase Agreement.

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.
                  --------------------------------------

                  The Buyer represents and warrants to the Company that:

                  a. INVESTMENT PURPOSE. The Buyer (i) is entering into the Equity Purchase Agreements and acquiring the Commitment Shares (as defined in
Section 7(b) hereof) (collectively referred to herein as the "SECURITIES"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term.

                  b. ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

                  c. RELIANCE ON EXEMPTIONS. The Buyer understands that the Commitment Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Commitment Shares.

                  d. INFORMATION. The Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been reasonably requested by the Buyer, including, without limitation, the SEC Documents (as defined in Section 3(f) hereof). The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the Securities including a total loss, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or

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affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  e. NO GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  f. TRANSFER OR RESALE. The Buyer understands that except as provided in the Registration Rights Agreement (as defined in Section 6(a) hereof): (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  g. VALIDITY; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  h. RESIDENCY. The Buyer is a resident of the State of Illinois.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                  ---------------------------------------------

                  The Company represents and warrants to the Buyer that:

                  a. ORGANIZATION AND QUALIFICATION. The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by

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it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, (ii) the value of the Common Stock or the value of, or security for, any Equity Purchase Agreement, (iii) the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith or (iv) the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 2(b) hereof). The Company has no Subsidiaries except as set forth on
SCHEDULE 3(A).

                  b. AUTHORIZATION; ENFORCEMENT; VALIDITY. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Equity Purchase Agreements, the Registration Rights Agreements (as defined in Section 6(a) hereof) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Equity Purchase Agreements, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been, and each other Transaction Document shall be at its respective Closing, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document shall constitute as of its respective Closing, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which as of the date hereof, 12,714,702 shares are issued and outstanding, none are held as treasury shares,1,599,100 shares are reserved for issuance pursuant to the Company's stock option plan and 6,562,362 shares are issuable and reserved for issuance pursuant to securities (other than the Equity Purchase Agreements or stock options issued pursuant to the Company's stock option plan) exercisable or exchangeable for, or convertible into, shares of Common Stock and
(ii) 5,000,000 shares of preferred stock, $.001 par value, of which as of the date hereof no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in SCHEDULE 3(C), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the

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Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as amended and as in effect on the date hereof (the "BY-LAWS"), and a summary description of the terms of all securities convertible into or exercisable for Common Stock, if any, and the material rights of the holders thereof in respect thereto.

                  d. ISSUANCE OF SECURITIES. The Commitment Shares have been duly authorized and, upon issuance in accordance with the terms hereof, shall be
(i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. 1,200,000 shares of Common Stock have been duly authorized and reserved for issuance upon conversion of each Equity Purchase Agreement. Upon conversion in accordance with the terms and conditions of the Equity Purchase Agreements, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

                  e. NO CONFLICTS. Except as disclosed in SCHEDULE 3(E), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected which, in the case of
(ii), could not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in SCHEDULE 3(E), neither the Company nor its Subsidiaries is in violation of any term of or

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in default under its Articles of Incorporation, any Certificate of Designation,
Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in SCHEDULE 3(E), neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments which could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in SCHEDULE 3(E), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not and has not been since January 1, 1998, in violation of the listing requirements of the Principal Market.

                  f. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 1, 1998, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except as they may have been correctly amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  g. ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 3(G), since September 30, 1999, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

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                  h. ABSENCE OF LITIGATION. There is no action, suit,
proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect. A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened in writing against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in SCHEDULE 3(H).

                  i. ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF THE SECURITIES. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

                  j. NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  k. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  l. DILUTIVE EFFECT. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Equity Purchase Agreements will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Equity Purchase Agreements in accordance with this

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Agreement and the Equity Purchase Agreements is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

                  m. INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on SCHEDULE 3(M), none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
SCHEDULE 3(M), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

                  n. ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  o. TITLE. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3(O) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  p. INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as

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management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

                  q. REGULATORY PERMITS. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  r. TAX STATUS. The Company and each of its Subsidiaries has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  s. TRANSACTIONS WITH AFFILIATES. Except as set forth on
SCHEDULE 3(S) and other than the grant or exercise of stock options disclosed on
SCHEDULE 3(C), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

                  t. APPLICATION OF TAKEOVER PROTECTIONS. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

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                  u. RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                  v. FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         4.       COVENANTS.
                  ---------

                  a. FILING REGISTRATION STATEMENT. The Company shall within ten
(10) Trading Days from the date hereof: (i) file a new Registration Statement on Form SB-2 or (ii) file a pre-effective amendment to an existing Registration Statement on Form SB-2, in either case covering the resale of at least 1,500,000 Conversion Shares underlying the First Equity Purchase Agreement and the resale of 400,000 First Closing Commitment Shares (as defined in Section 7(b)). The Company shall also within ten (10) Trading Days from the date of the delivery to the Buyer of the Second Closing Notice: (i) file a new Registration Statement on Form SB-2 or (ii) file a pre-effective amendment to an existing Registration Statement on Form SB-2, in either case covering the resale of a reasonable estimate of the number of Conversion Shares underlying the Second Equity Purchase Agreement and a reasonable estimate of the number of Second Closing Commitment Shares (as defined in Section 7(b)). The Buyer and its counsel shall have a reasonable opportunity to review and comment upon each such registration statement or amendment to such registration statement and any related prospectus prior to its filing with the SEC. The Company shall use its reasonable best efforts to have such registration statements or amendments declared effective by the SEC at the earliest possible date.

                  b. BLUE SKY. The Company shall, on or before each Closing Date, take such action, if any, as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Commitment Shares and the Conversion Shares for sale to the Buyer at each Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to each Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Commitment Shares and the Conversion Shares required under applicable securities or "Blue Sky" laws of the states of the United States following each Closing Date.

                  c. NO VARIABLE PRICED FINANCING. Other than pursuant to this Agreement, the Company agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement (as provided in Section 9(k) hereof), and so long as any Equity Purchase Agreement is executory, neither the Company nor any of its Subsidiaries shall, without the prior written consent of the Buyer, contract for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) which, in any case (i) are convertible into or exchangeable for an indeterminate number of shares of common stock, (ii) are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock, (iii) directly or indirectly provide for any "re-set" or adjustment of the purchase price, conversion rate or exercise price or (iv) contain any "make-whole" provision based upon, directly or indirectly, the market price of the Common Stock, in each case, other than reasonable and customary anti-dilution adjustments for issuance of shares of Common Stock at a price which is below the market price of the Common Stock.

                  d. LISTING. The Company shall promptly secure the listing of all of the Conversion Shares and Commitment Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on The Nasdaq SmallCap Market (the "PRINCIPAL MARKET") or the Nasdaq National Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Trading Day, provide to the Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

                  e. LIMITATION ON SHORT SALES AND HEDGING TRANSACTIONS. The Buyer agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 9(k), the Buyer and its affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock; provided, however, that such restrictions shall not apply if an Event of Default (as defined the Equity Purchase Agreement) has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred, under any Equity Purchase Agreement including any failure by the Company to timely effect any conversion properly submitted pursuant to an Equity Purchase Agreement.

                  f. LIMITATION ON SALES OF COMMITMENT SHARES. The Buyer agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 9(k), the Buyer shall not transfer or sell (i) the First Closing Commitment Shares (as defined in Section 7(b) hereof) until such date as the First Equity Purchase Agreement is fully performed and (ii) the Second Closing Commitment Shares (as defined in Section 7(b) hereof) until such date as the Second Equity Purchase Agreement is fully performed; provided, however, that such restrictions shall not apply: (A) to any transfers to or among affiliates (as defined in the Securities

Exchange Act of 1934, as amended), (B) to any pledge in connection with a bona fide loan or margin account or (C) if an Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default, under any Equity Purchase Agreement including any failure by the Company to timely effect any conversion properly submitted pursuant to an Equity Purchase Agreement.

                  g. MAINTENANCE OF FUNDING ACCOUNT BY BUYER. The Buyer agrees to deliver to the Company on the Closing Date of the First Closing immediately available funds in the amount of $500,000. The Buyer shall maintain a segregated account in its own name (the "FUNDING ACCOUNT") and shall deposit into such Funding Account (i) on the Closing Date of the First Closing, $500,000, and (ii) thereafter on the first day of each Monthly Period, $1,000,000. On the Closing Date of the First Closing and on the first day of each Monthly Period, the Buyer shall provide to the Company reasonable documentation of deposits made to the Funding Account.

                  h. DUE DILIGENCE. The Buyer shall have the right, from time to time as the Buyer may deem appropriate, to perform reasonable due diligence on the Company during normal business hours.

         5.       TRANSFER AGENT INSTRUCTIONS.
                  ---------------------------

                  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares from time to time upon conversion of an Equity Purchase Agreement (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). The Company warrants to the Buyer that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to its transfer agent with respect to the Securities and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement subject to the provisions of Section 4(f) in the case of the Commitment Shares. Nothing in this Section 5 shall affect in any way the Buyer's obligations to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO ENTER INTO EQUITY PURCHASE AGREEMENTS.
                  ----------------------------------------------------

                  The obligation of the Company hereunder to enter into each Equity Purchase Agreement with the Buyer at each Closing is subject to the satisfaction, at or before the respective Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

                  a. The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company applicable to the respective Closing including for each Closing: (i) an Equity Purchase Agreement substantially in the form of EXHIBIT A hereto and (ii) a Registration Rights Agreement substantially in the form of EXHIBIT B hereto (individually, a "REGISTRATION RIGHTS AGREEMENT" and collectively, the "REGISTRATION RIGHTS AGREEMENTS").

                  b. Subject to the Company's compliance with Section 4(a), a Registration Statement on Form SB-2 covering the resale of the respective Commitment Shares and the Conversion Shares underlying the Equity Purchase Agreement to be sold at such Closing shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.

                  c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

                  d. In connection with entering into the First Equity Purchase Agreement, the Buyer shall have, on the Closing Date of the First Closing: (i) delivered to the Company immediately available funds in the amount of $500,000, and (ii) provided to the Company evidence of a deposit to the Funding Account in the amount of $500,000. In connection with entering into the Second Equity Purchase Agreement, the Buyer shall have, on the Closing Date of the Second Closing provided to the Company evidence of a deposit to the Funding Account in the amount of $1,000,000.

It is agreed and acknowledged by the parties hereto, that until such time has the Company shall have delivered the Second Closing Notice to the Buyer with respect to the Closing of the Second Equity Purchase Agreement, the Company shall not be obligated to enter into the Second Equity Purchase Agreement.

         7. CONDITIONS TO THE BUYER'S OBLIGATION TO ENTER INTO EQUITY PURCHASE AGREEMENTS.
                  --------------------------------------------------

                  The obligation of the Buyer hereunder to enter into each Equity Purchase Agreement at the respective Closing is subject to the satisfaction, at or before the respective Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  a. The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer applicable to the respective Closing including for each Closing: (i) the respective Equity Purchase Agreement and (ii) a Registration Rights Agreement substantially in the form of EXHIBIT B hereto.

                  b. On the Closing Date for the First Closing the Company shall have delivered to the Buyer a number of shares of Common Stock (the "FIRST CLOSING COMMITMENT SHARES") equal to: (i) 12% of $6,000,000 divided by the lower of (A) the arithmetic average of the Closing Bid Prices (as defined in the Equity Purchase Agreements) of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the Closing Date for the First Closing and (B) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date hereof, PLUS (ii) 3% of $6,000,000 divided by the lower of (A) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the Closing Date for the First Closing and (B) the arithmetic average of the Closing Bid Prices of the Common Stock for the five
(5) consecutive Trading Days immediately preceding the date hereof. On the Closing Date for the Second Closing the Company shall have delivered to the Buyer a number of shares of Common Stock (the "SECOND CLOSING COMMITMENT SHARES" and together with the First Closing Commitment Shares, the "COMMITMENT SHARES") equal to 7% of $6,000,000 divided by the lower of (A) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the Closing Date for the Second Closing and (B) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date on which the Second Closing Notice is delivered. The number of Commitment Shares shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction during such five (5) Trading Day period.

                  c. The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market and the Conversion Shares and the Commitment Shares shall be listed upon the Principal Market.

                  d. The Buyer shall have received the opinions of the Company's legal counsel dated as of the respective Closing Date, in the forms of EXHIBIT C-1 and EXHIBIT C-2 attached hereto.

                  e. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the respective Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the respective Closing Date. The Buyer shall have received a certificate, executed by the President of the Company, dated as of the respective Closing Date, to the foregoing effect in the form attached hereto as EXHIBIT D.

                  f. The Board of Directors of the Company shall have adopted resolutions in the form attached hereto as EXHIBIT E which shall be in full force and effect without any amendment or supplement thereto as of the respective Closing Date.

                  g. As of the respective Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the respective Equity Purchase Agreement, at least 1,200,000 shares of Common Stock.

                  h. The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT F attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  i. The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company in the State of Florida issued by the Secretary of State of the State of Florida as of a date within ten (10) Trading Days of the respective Closing Date.

                  j. The Company shall have delivered to the Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Florida within ten (10) Trading Days of the respective Closing Date.

                  k. The Company shall have delivered to the Buyer a secretary's certificate executed by the Secretary of the Company, dated as of the respective Closing Date, in the form attached hereto as EXHIBIT G.

                  l. A Registration Statement on Form SB-2 covering the resale of all of the respective Commitment Shares and the Conversion Shares (assuming the Closing Date is the Conversion Date) underlying the Equity Purchase Agreement to be sold at such Closing shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

                  m. No Event of Default (as defined in the Equity Purchase Agreement) has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default under the Equity Purchase Agreement has occurred.

         8. INDEMNIFICATION. In consideration of the Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each other holder of the Securities and all of their shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         9.       GOVERNING LAW; MISCELLANEOUS.
                  ----------------------------

                  a. GOVERNING LAW; JURISDICTION; JURY TRIAL. The corporate laws of the State of Florida shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the Other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

                  f. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  5th Avenue Channel Corp.
                  3957 N.E. 163rd Street
                  North Miami Beach, Florida 33160
                  Telephone:        305-947-3010
                  Facsimile:        305-919-8154
                  Attention:        Melvin Rosen

                  With a copy to:

                  King & Spalding
                  191 Peachtree Street
                  Atlanta, Georgia   30303
                  Telephone:         404-572-4600
                  Facsimile:         404-572-5100
                  Attention:         Stacey K. Geer

         If to the Buyer:

                  Fusion Capital Fund II, LLC
                  216 West Jackson Boulevard, Suite 400
                  Chicago, Illinois 60606
                  Telephone:        (312) 795-7900
                  Facsimile:        (312) 795-7901
                  Attention:        Steven G.  Martin

                  with a copy to:

                  Ungaretti & Harris
                  3500 Three First National Plaza
                  Chicago, Illinois  60602
                  Telephone:        (312) 977-4400
                  Facsimile:        (312) 977-4405
                  Attention:        James T. Easterling

         If to the Transfer Agent:

                  Continental Stock Transfer and Trust Company
                  2 Broadway, 19th Floor
                  New York, New York 10004
                  Telephone:        (212) 509-4000 x218
                  Facsimile:        (212) 509-5150
                  Attention:        Hank Drews
or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any transferee of the Equity Purchase Agreements. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may not assign its rights under this Agreement without the consent of the Company, other than to an affiliate of the Buyer. Notwithstanding anything to the contrary contained in the Transaction Documents, the Buyer shall be entitled to pledge the Securities in connection with a bona fide loan or margin account.

                  h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. PUBLICITY. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public disclosure (including any filings with the SEC) with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure (including any filings with the SEC) with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  j. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  k. TERMINATION; SURVIVAL. This Agreement may be terminated only as follows:

                  (i) By the Buyer any time after an Event of Default (as defined in the Equity Purchase Agreements) has occurred.

                  (ii) In the event that the First Closing shall not have occurred, the Company shall have the option to terminate this Agreement for any reason or for no reason without liability of any party to any other party. If this Agreement is terminated pursuant to this Section 9(k)(ii), the Company shall issue to the Buyer the First Closing Commitment Shares immediately prior to the termination hereof. In the such case, the number of First Closing Commitment Shares shall be equal to: (A) 12% of $6,000,000 divided by the lower of (1) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date of termination of this Agreement and (2) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date hereof, plus (B) 3% of $6,000,000 divided by the lower of (1) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date of termination of this Agreement and (2) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date hereof.

                  (iii) In the event that the First Closing shall not have occurred on or before June 30, 2000, due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the First Closing (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party; provided, however, that any such termination shall not release any breaching party from liability hereunder. If this Agreement is terminated pursuant to this
         Section 9(k)(iii) prior to the First Closing other than solely as a result of any material breach of the Buyer's obligation hereunder, the Company shall issue to the Buyer the First Closing Commitment Shares immediately upon the termination hereof. In the such case, the number of First Closing Commitment Shares shall be equal to: (A) 12% of $6,000,000 divided by the lower of (1) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date of termination of this Agreement and (2) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date hereof, plus (B) 3% of $6,000,000 divided by the lower of (1) arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date of termination of this Agreement and (2) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date hereof.

                  (iv) If the First Equity Purchase Agreement has been entered into as provided herein, by the Company any time after the date on which the aggregate principal amount of the First Equity Purchase Agreement has been fully converted to Common Stock, but prior to the delivery to the Buyer of the Second Closing Notice.

                  (v) If the First Equity Purchase Agreement has been entered into as provided herein, by either the Company or the Buyer if (A) the aggregate principal amount of the First Equity Purchase Agreement has been fully converted to Common Stock and (B) the Company has not delivered a Second Closing Notice to the Buyer on or prior to the tenth
         (10th) Trading Day after the date on which the aggregate principal amount of the First Equity Purchase Agreement has been fully converted to Common Stock.

                  (vi) If (A) the First Equity Purchase Agreement has been entered into as provided herein, (B) the aggregate principal amount of the First Equity Purchase Agreement has been fully converted to Common Stock and (C) the Company has delivered a Second Closing Notice to the Buyer, in the event that the Second Closing shall not have occurred on or before twenty (20) Trading Days from the date of the Second Closing Notice due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the Second Closing (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party; provided, however, that any such termination shall not release any breaching party from liability hereunder. If this Agreement is terminated pursuant to this Section 9(k)(vi) prior to the Second Closing other than a material breach of the Buyer's obligation hereunder, the Company shall issue to the Buyer the Second Closing Commitment Shares immediately upon the termination hereof. In such case, the number of Second Closing Commitment Shares shall be equal to 7% of $6,000,000 divided by the lesser of (A) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Trading Day which is two (2) Trading Days prior to the date of termination of this Agreement and (B) the arithmetic average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the date on which the Second Closing Notice is delivered.

                  (vii) If the First Equity Purchase Agreement or the Second Equity Purchase Agreement is terminated by either party pursuant to its terms without full conversion into Common Stock or if the Second Equity Purchase Agreement has been fully converted to Common Stock, this Agreement shall automatically terminate at such time.

Except for termination of this Agreement under Section 9(k)(vii), any termination of this Agreement pursuant to this Section 9(k) shall be effected by written notice from the Company to the Buyer, or the Buyer to the Company, as the case may be, setting forth the basis for the termination hereof. A termination of this Agreement under Section 9(k)(vii) shall automatically occur on such date as the First Equity Purchase Agreement or the Second Equity Purchase Agreement has been terminated by either party pursuant to its terms without full conversion into Common Stock or on such date as the aggregate principal amount of the Second Equity Purchase Agreement has been fully converted to Common Stock, in each case, without any action or notice on the part of any party. Except as expressly set forth in this Agreement, the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Section 9, shall survive each Closing and any termination hereof.

                  l. FINANCIAL ADVISOR. The Company acknowledges that it has engaged Miron Leshem, as financial advisor in connection with the sale of the Securities. The Company shall be responsible for the payment of any fees or commissions, if any, of Mr. Leshem or any other financial advisor or placement agent relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

                  m. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  n. REMEDIES. The Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of the Transaction Documents shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of the Transaction Documents and to exercise all other rights granted by law.

                  o. PAYMENT SET ASIDE. To the extent that the Buyer receives a payment or payments hereunder or pursuant to the other Transaction Documents or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  q. PAYMENT OF EXPENSES. The Company shall pay to the Buyer $20,000 as a refundable deposit towards the Buyer's expenses. In addition, in the event the Buyer incurs expenses in excess of $10,000, the Company shall reimburse the investor for all expenses in connection with consummation of the transaction, including any due diligence expenses and legal fees, provided that the Buyer submits full documentation and accounting of such expenses up to a limit of $40,000.

                                   * * * * * *

         IN WITNESS WHEREOF, the Buyer and the Company have caused this AMENED AND RESTATED Master Facility Agreement to be duly executed as of the date first written above.

                              COMPANY:

                                   5TH AVENUE CHANNEL CORP.

                                   By:  /s/ ERIC LEFKOWITZ
                                        ----------------------------------------
                                   Name:    Eric Lefkowitz
                                   Title:   Executive Vice President

                               BUYER:

                                   FUSION CAPITAL FUND II, LLC
                                      BY:  FUSION CAPITAL PARTNERS II, LLC
                                           BY: SGM HOLDING CORP.

                                                   By: /s/ STEVEN G. MARTIN
                                                       -------------------------
                                                   Name: Steven G. Martin
                                                   Title: President

                                    EXHIBIT E
                                    ---------

                           FORM OF COMPANY RESOLUTIONS

                            5TH AVENUE CHANNEL CORP.

Attached hereto.